Long-term provisions	12 Months Ended
Jun. 30, 2026
Long-term provisions
Long-term provisions
29	Long-term provisions

	Environmental	Other	Total
	2026	2026	2026
for the year ended 30 June	Rm	Rm	Rm
Balance at beginning of year	14 112	525	14 637
Capitalised to property, plant and equipment	1 089	—	1 089
Reduction in rehabilitation provision capitalised	(108)	—	(108)
Per the income statement	200	(226)	(26)
additional provisions and changes to existing provisions	(1 814)	9	(1 805)
reversal of unutilised amounts	(40)	(233)	(273)
effect of change in discount rate	2 054	(2)	2 052
Notional interest	912	3	915
Utilised during year (cash flow)	(1 233)	(34)	(1 267)
Translation of foreign operations	(87)	(28)	(115)
Foreign exchange differences recognised in income statement	(381)	(2)	(383)
Balance at end of year	14 504	238	14 742

Environmental provisions

The environmental obligation includes estimated costs for the rehabilitation of coal mining, oil, gas and petrochemical sites, mainly in South Africa and Mozambique.

The present value of the environmental provisions is determined by discounting the estimated future cash outflows using interest rates of high-quality government bonds that are denominated in the currency in which the amounts will be paid, and that have terms approximating the terms of the related obligation.

29	Long-term provisions continued

The following discount rates were applied:

	2026	2025
for the year ended 30 June	%	%
South Africa	7,5 – 8,5	7,2 – 10,5
Europe	2,5 – 3,2	2,0 – 2,9
United States of America (for US$ denominated provisions)	3,7 – 4,6	3,5 – 4,4

	2026	2025
for the year ended 30 June	Rm	Rm
A 1% point change in the discount rate would have the following effect on the long-term provisions recognised
Increase in the discount rate	(2 055)	(1 991)
amount capitalised to property, plant and equipment	(1 008)	(666)
income recognised in income statement	(1 047)	(1 325)
Decrease in the discount rate	2 606	2 432
amount capitalised to property, plant and equipment	1 325	808
expense recognised in income statement	1 281	1 624

The time at which the operations cease to produce economically viable returns and the pace of transition to a low carbon economy will impact the anticipated time period over which decommissioning liabilities are expected to be incurred in future.

		2026	2025
for the year ended 30 June	Note	Rm	Rm
Expected timing of future cash flows
Within one year		781	1 688
One to five years		1 859	1 427
Five to ten years¹		3 999	2 967
More than ten years		8 103	8 555
		14 742	14 637
Short-term portion	30	(781)	(1 688)
Long-term provisions		13 961	12 949
Estimated undiscounted obligation*		64 172	85 097
1	Relates largely to the rehabilitation of coal mining, oil and gas sites in South Africa and Mozambique.
*	The decrease is mainly attributable to changes in the long-term macroeconomic assumptions, specifically the downward revision of the long-term South African PPI assumption from 5,5% to 4,0%.

In line with the requirements of the legislation of South Africa, the utilisation of certain investments is restricted for mining rehabilitation purposes. These investments amounted to R950 million (2025: R885 million) and are included in Other long-term investments in the statement of financial position. In addition, indemnities of R2 907 million (2025: R2 907 million) are in place.

29	Long-term provisions continued

Accounting policies:

Estimated long-term environmental provisions, comprising pollution control, rehabilitation and mine closure, are based on the Group’s environmental policy taking into account current technological, environmental and regulatory requirements. The provision for rehabilitation is recognised as and when the environmental liability arises. To the extent that the obligations relate to the construction of an asset, they are capitalised as part of the cost of those assets. The effect of subsequent changes to assumptions in estimating an obligation for which the provision was recognised as part of the cost of the asset is adjusted against the asset. Any subsequent changes to an obligation which did not relate to the initial construction of a related asset are charged to the income statement. The increase in discounted long-term provisions as a result of the passage of time is recognised as a finance expense in the income statement.

The estimated present value of future decommissioning costs, taking into account current environmental and regulatory requirements, is capitalised as part of property, plant and equipment, to the extent that they relate to the construction of the asset, and the related provisions are raised. These estimates are reviewed at least annually.

Deferred tax is recognised on the temporary differences in relation to both the asset to which the obligation relates to and rehabilitation provision.

Areas of judgement:

The determination of long-term provisions, in particular environmental provisions, remains a key area where management’s judgement is required. Estimating the amount and timing of the future cost of these obligations is complex and requires management to make estimates and judgements because most of the obligations will only be fulfilled in the future and contracts and laws are often not clear regarding what is required. The resulting provisions could also be influenced by changing technologies and political, environmental, safety, business and statutory considerations as well as the period in which it will be settled. The pace of transition to a low carbon economy will impact the anticipated time period over which decommissioning liabilities are expected to be incurred.

Provisions are based on estimates of unscheduled closure cost at reporting date, applicable inflation and discount rates, and the expected date of mine closure, in order to determine the present value of the long-term environmental provisions.

Closure cost estimates are determined through the application of appropriate rehabilitation methods, using updated volumes and quantities at reporting date together with the latest unit rates for all activities included in the rehabilitation plan for each site. Unit rates, including plugging and abandonment of gas wells, are sourced both internally and from external consultants. Internal reviews incorporate these rates, adjusted for inflation and any necessary technical updates in line with changes in operational conditions or the passage of time.

29	Long-term provisions continued

The obligation to ensure that water management and treatment, remediation of soil and ground water contamination meet statutory requirements are incorporated in both the internal and external closure cost reviews. Costs relating to water treatments from expected date of decanting, where estimable, are discounted to the present value, and included in the environmental rehabilitation provisions.

To manage the risk of understatement of the environmental rehabilitation provisions, the undiscounted rehabilitation cost estimate is adjusted for;

●	Preliminaries and Generals (P&Gs): Indirect, project-support costs required to manage and execute rehabilitation activities, and
●	Contingencies: Allowances for uncertain, unforeseen, or variable cost elements that cannot be estimated with precision at reporting date.